                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549


                                    FORM 8-K

                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934




        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): MARCH 31, 1997



                           RAVENS METAL PRODUCTS, INC.
             (Exact name of registrant as specified in its charter)



         DELAWARE                     0-1709                 55-0398374
(State or other jurisdiction of    (Commission     (IRS employer identification
incorporation or organization)      file number)    number)


P.O. BOX 10002, 861 EAST TALLMADGE AVENUE, AKRON, OHIO            44310
           (Address of Principal Executive Offices)              (Zip Code)

Registrant's telephone number, including area code: (330) 630-4528


Former name or former address, if changed since last report: NOT APPLICABLE

ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS. On March 31, 1997, Ravens
Metal Products, Inc. (the "Company") completed a holding company reorganization, as described below in Item 5, and the acquisition of two complementary businesses.

RVM Industries, Inc. ("RVM"), the holding company parent of the Company following the reorganization, has acquired all the issued and outstanding capital stock of Albex Aluminum, Inc. ("Albex") and Signs and Blanks, Inc. ("SABI"), each an Ohio corporation. Albex and SABI had been wholly owned by Jacob Pollock, the largest shareholder (holding 87.16% of the outstanding capital stock) and an officer and director of the Company. Mr. Pollock also will serve as an officer and director of RVM and will hold 87.16% of its outstanding capital stock.

The purchase price of the Albex shares will be that dollar amount that is equal to seven times the average earnings of Albex before interest and taxes (plus depreciation and amortization and less capital expenditures) for the fiscal years ending March 31, 1999 and March 31, 2000, less all interest bearing debt, all determined in accordance with generally accepted accounting principles (the "Albex Purchase Price").

The purchase price of the SABI shares will be that dollar amount that is equal to seven times the average earnings of SABI before interest and taxes (plus depreciation and amortization and less capital expenditures) for the fiscal years ending March 31, 1999 and March 31, 2000, less all interest bearing debt, all determined in accordance with generally accepted accounting principles (the "SABI Purchase Price").

Accordingly, neither the Albex Purchase Price nor the SABI Purchase Price can be determined until the respective earnings of Albex and SABI, for the fiscal year ending March 31, 2000, are known.

The Albex Purchase Price and the SABI Purchase Price each will be paid over a five-year term, with interest thereon, at the rate of eight percent (8%) per annum, accruing from and after July 1, 2000. In each case a payment of principal only will be due on July 1, 2000, and a payment of principal and interest will be due on August 1, 2000 and on the first day of each month thereafter, until both the Albex Purchase Price (and all interest thereon) and the SABI Purchase Price (and all interest thereon) have been paid in full.

Albex is the obligor on a note payable to Jacob Pollock in the principal amount of $2,900,000 (the "Albex Note"), and SABI is the obligor on a note payable to
J. Pollock & Co. in the principal amount of $1,131,000 (the "SABI Note"). Albex will repay the Albex Note, and SABI will repay the SABI Note, over a five-year term, with interest thereon, at the rate of seven percent (7%) per annum, accruing from and after April 1, 1997. A payment of interest only on the Albex Note and on the SABI Note will be due on May 1, 1997 and on the first day of each month thereafter through December 1, 1997; a payment of principal in the amount of $48,333.33 and interest on the Albex Note and in the amount of $18,850 and interest on the SABI Note will be due on January 1, 1998 and on the first day of each month thereafter, until the principal amount (and all interest thereon) of each Note has been paid in full; provided, however, that no payment of principal on either Note will be due during the period that RVM is making payments with respect to the Albex Purchase Price or the SABI Purchase Price. However, interest will continue to accrue and be paid during any period in which no principal payments are being made with respect to the Notes.

Payments with respect to the Albex Purchase Price, the SABI Purchase Price, the Albex Note and the SABI Note will be subordinated to the repayment of certain bank loans. A notice describing these acquisitions is being given or sent to all Company shareholders of record today, March 31, 1997.

ITEM 5. OTHER EVENTS. On March 31, 1997, the Company also completed a reorganization of its legal structure pursuant to Section 251(g) of the Delaware General Corporation Law. The effective date was March 31, 1997. Shareholder approval of the reorganization is not required and has not been sought. Shareholders of the Company are not entitled to dissenters' rights under Section 262 of the Delaware General Corporation Law. The principal purpose of the reorganization is to improve internal operating flexibility. The business conducted by the Company will not be changed as a result of the reorganization; its assets and liabilities will remain substantially unchanged. A new parent holding company has been created, with the Company (the existing publicly held company) as its wholly owned subsidiary. The name of the new parent company is RVM Industries, Inc., also a Delaware corporation ("RVM"). Each holder of the Company's common stock will become the holder of an equal number of shares of RVM common stock (evidencing the same proportional interest) pursuant to an exchange of certificates, and the rights of holders of RVM common stock will be substantially the same rights that they had as holders of the Company's common stock. RVM common stock will be issued solely as part of the reorganization of the Company into a holding company structure. As of the effective time of the reorganization, the Board of Directors of RVM and the Company (as the surviving corporation) are identical to the Board of Directors of the Company as constituted at the time of the Merger. Management of RVM and the Company (both immediately prior to the Merger and as the surviving corporation) are substantially identical, except that, while Lowell Morgan will continue as President of the Company (as the surviving corporation), Richard D. Pollock will serve as President of RVM. RVM will register its common stock on Form 8-B pursuant to Section 12(g) of the Securities Exchange Act of 1934. The reorganization will be tax-free to shareholders of the Company. The name of the Company following the reorganization is Ravens, Inc. A notice describing the reorganization in detail is being given or sent to all Company shareholders of record today, March 31, 1997.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (C)  EXHIBITS.

                2.1         Stock Purchase Agreement

                2.2         Agreement and Plan of Reorganization

               20 Notice to Shareholders regarding the Reorganization of Ravens Metal Products, Inc. and the Acquisition by RVM Industries, Inc. of Albex Aluminum, Inc. and Signs and Blanks, Inc.

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             RAVENS METAL PRODUCTS, INC.



                                             By:      /s/ John J. Stitz
                                                      -------------------------
                                                       John J. Stitz
                                                       Chief Financial Officer


Dated: March 31, 1997

                           RAVENS METAL PRODUCTS, INC.

                             FORM 8-K CURRENT REPORT



                                INDEX OF EXHIBITS

2.1      Stock Purchase Agreement

2.2      Agreement and Plan of Reorganization

20 Notice to Shareholders regarding the Reorganization of Ravens Metal Products, Inc. and the Acquisition by RVM Industries, Inc. of Albex Aluminum, Inc.
         and Signs and Blanks, Inc.